                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Annunity and Life Re (Holdings), Ltd.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                   [Annuity and Life Re (Holdings), Ltd. logo]

                      ANNUITY AND LIFE RE (HOLDINGS), LTD.
                                CUMBERLAND HOUSE
                                1 VICTORIA STREET
                            HAMILTON, HM 11, BERMUDA


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TIME               9:00 a.m. on Thursday, April 27, 2000

PLACE              Elbow Beach Hotel
                   60 South Shore Road
                   Paget, PG 04, Bermuda

ITEMS OF BUSINESS  (1)  To elect three directors to hold office as specified in the accompanying Proxy Statement;

                   (2) To approve and adopt an amendment to the Company's Bye-Laws increasing the Common Share ownership and voting limitations applicable to non-United States persons from 10% to 17%;

                   (3) To appoint KPMG Peat Marwick as independent accountants for the Company for the current fiscal year; and

                   (4) To act upon any other matters properly coming before the meeting or any adjournment thereof.

RECORD DATE        The close of business on March 8, 2000 has been fixed as the record date for the meeting. All shareholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting of Shareholders and any adjournment or postponement thereof.

IMPORTANT          It is important that your shares be voted at this meeting.
                   Please MARK, SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.


                                  By Order of the Board of Directors,

                                  WILLIAM W. ATKIN
                                  Senior Vice President and Secretary
March 31, 2000

                                TABLE OF CONTENTS

                                                                            PAGE



VOTING AND REVOCABILITY OF PROXIES.............................................1
PROPOSAL ONE - ELECTION OF DIRECTORS...........................................2
         Nominees for Director.................................................3
         Directors Whose Terms Expire in 2001..................................3
         Directors Whose Terms Expire in 2002..................................4
         Information Concerning Meetings and Certain Committees................5
         Compensation Committee Interlocks and Insider Participation...........6
         Compensation of Directors.............................................6
PROPOSAL TWO - AMENDMENT TO THE COMPANY'S BYE-LAWS.............................7
         Description of Existing Bye-Laws......................................7
         Proposed Amendment to Bye-Laws........................................7
         Interested Directors..................................................8
PROPOSAL THREE - APPOINTMENT OF AUDITORS.......................................9
PROPOSAL FOUR - OTHER MATTERS..................................................9
ADDITIONAL INFORMATION.........................................................9
         Section 16(a) Beneficial Ownership Reporting Compliance...............9
         Executive Officers...................................................10
         Executive Compensation...............................................11
         Employment Contracts.................................................12
         Compensation Committee Report on Executive Compensation..............13
         Performance Graph....................................................15
         Principal Shareholders...............................................16
         Certain Relationships and Related Party Transactions.................19
         Proposals of Shareholders............................................21
         Miscellaneous........................................................21

                   [Annuity and Life Re (Holdings), Ltd. logo]

                      ANNUITY AND LIFE RE (HOLDINGS), LTD.
                                CUMBERLAND HOUSE
                                1 VICTORIA STREET
                            HAMILTON, HM 11, BERMUDA



                                 PROXY STATEMENT


                                 MARCH 31, 2000

         The Annual Meeting of the Shareholders of Annuity and Life Re (Holdings), Ltd. (the "Company") will be held at the Elbow Beach Hotel, 60 South Shore Road, Paget, PG 04, Bermuda at 9:00 a.m. on April 27, 2000 (the "Annual Meeting"). We are mailing this Proxy Statement on or about March 31, 2000 to each holder of the Company's issued and outstanding common shares (the "Common Shares") entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. We have included our Annual Report to Shareholders for the fiscal year ended December 31, 1999, including financial statements, with this Proxy Statement for informational purposes and not as a means of soliciting your proxy.

         We have fixed the close of business on March 8, 2000 as the record date for the Annual Meeting (the "Record Date"). All shareholders of record at that time are entitled to notice of and are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. On the Record Date, there were outstanding 25,499,999 Common Shares.

                       VOTING AND REVOCABILITY OF PROXIES

         We hope you will be present at the Annual Meeting. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy in the accompanying envelope so that your Common Shares will be represented. The envelope is addressed to the Company's transfer agent and requires no postage. If you receive more than one proxy card - because you have multiple accounts - you should sign and return all proxies received in order to be sure all of your Common Shares are voted.

         On each matter voted upon at the Annual Meeting and any adjournment or postponement thereof, each record holder of Common Shares will be entitled to one vote per share, except that with respect to the election of directors, the voting rights of two institutional shareholders of the Company are restricted. See "Certain Relationships and Related Party Transactions." In addition, certain provisions of the Company's Bye-Laws reduce the total voting power of any shareholder beneficially owning 10% or more of the Common Shares to less than 10% of the total voting power of the Company's capital stock.

         Directors are to be elected by a majority of the votes of the Common Shares present, in person or by proxy, at the Annual Meeting and entitled to vote. Approval of Proposals Two and Three requires the affirmative vote of the holders of a majority of the Common Shares present, in person or by proxy, at the Annual Meeting and entitled to vote. If you mark your proxy as "Withhold Authority" or "Abstain" on any matter, or if you give specific instructions that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by your proxy will not be voted on such matter but will count in determining whether a quorum is present at the meeting.

         You may vote your shares at the Annual Meeting in person or by proxy. All valid proxies received before the Annual Meeting will be voted according to their terms. If you complete your proxy properly, but do not provide instructions as to how to vote your shares, your proxy will be voted "FOR" the election of all directors, "FOR" the approval of the amendment to the Company's Bye-Laws and "FOR" the ratification of the appointment of KPMG Peat Marwick as the Company's independent accountants for 2000. If any other business is brought before the Annual Meeting, proxies with or without voting instructions will be voted, to the extent permitted by the rules and regulations of the United States Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

         The Company will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of Common Shares. In addition to solicitation by mail, the Company may solicit proxies by telephone, telegraph or personally by certain directors, officers and employees of the Company and its subsidiaries without extra compensation. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated three persons for election as directors whose terms will expire at the Annual Meeting of Shareholders in the year 2003. The nominees are Robert M. Lichten, Brian M. O'Hara and Walter A. Scott, all of whom are currently directors of the Company. The Board of Directors recommends that you vote for the election of each of the nominees.

         While the Board of Directors has no reason to believe that any of the nominees will not be available to serve as a director, if for any reason any of them should become unavailable to serve as a director, the shares represented by proxies will be voted for the election of such substitute nominee(s) as may be designated by the Board of Directors.

         Set forth below is biographical information concerning each nominee for election as a director and each person who is continuing as a director, including the individual's principal occupation and the period during which such person has served as a director of the Company.

NOMINEES FOR DIRECTOR

        Robert M. Lichten, age 59, was elected Deputy Chairman of the Board and a director of the Company upon its formation in December 1997. Mr. Lichten has been Co-Chairman of Inter-Atlantic Capital Partners, Inc., which provides investment banking services for insurance companies and other financial services firms, since 1998. He previously served as a Vice Chairman of Inter-Atlantic Capital Partners, Inc. from 1994 to 1998. He currently serves as a director of XL America, a United Stated based subsidiary of XL Capital Ltd. Mr. Lichten served as a Managing Director of Smith Barney Inc. from 1990 to 1994 and as a Managing Director of Lehman Brothers Inc. from 1988 to 1990. Prior thereto, he served as an Executive Vice President of The Chase Manhattan Corporation, where he was responsible for asset liability management and was President of The Chase Investment Bank.

         Brian M. O'Hara, age 51, was elected a director of the Company on February 19, 1998. Mr. O'Hara has been Chairman of the Board, President and Chief Executive Officer of XL Insurance, Ltd. since April 1998 and President and Chief Executive Officer and a Director of XL Capital Ltd, a diversified Bermuda-based insurer and reinsurer, since 1994. Mr. O'Hara served as President and Chief Operating Officer of X.L. Insurance Company, Ltd. and as Vice Chairman of the Board of XL Capital Ltd from 1986 to 1994. Prior thereto, he served as a director and Senior Vice President and Chief Underwriting Officer of Trenwick America Group from 1979 to 1986.

         Walter A. Scott, age 62, was elected a director of the Company on February 19, 1998. Mr. Scott has been a director of ACE Ltd., a Bermuda-based property casualty insurance company, since 1989. He served as a consultant to ACE Ltd. from 1994 to 1996 and was Chairman of the Board, President and Chief Executive Officer of ACE Ltd. from 1991 to 1994 and was President and Chief Executive Officer of ACE Ltd. from 1989 to 1991. Prior to 1989 Mr. Scott served as Executive Vice President of Primerica Corporation, now Citigroup, Inc. and Chief Executive Officer of Associated Madison Companies, where he was responsible for life, health and specialty insurance operations. Mr. Scott currently serves as a director of Overseas Partners Ltd.

DIRECTORS WHOSE TERMS EXPIRE IN 2001

        Lawrence S. Doyle, age 56, was elected President, Chief Executive Officer and a director of the Company upon its formation in December 1997. Mr. Doyle was formerly the President and Chief Executive Officer of GCR Holdings Limited, a Bermuda-based start up reinsurer specializing in catastrophe risk, and its subsidiary Global Capital Reinsurance Limited from 1993 until their acquisition by EXEL Limited, a diversified Bermuda-based insurer and reinsurer, in 1997, whereupon Mr. Doyle became an Executive President of EXEL Limited. Prior thereto, Mr. Doyle was Senior Vice President of the Hartford Insurance Group in charge of international operations, where he was employed for 27 years, the last six of which he was also the President of Hartford Fire International.

         Michael P. Esposito, Jr., age 60, was elected a director of the Company upon its formation in December 1997. Mr. Esposito has been Co-Chairman of Inter-Atlantic Capital Partners, Inc. since 1998. He previously served as a Vice Chairman of Inter-Atlantic Capital Partners, Inc. from 1994 to 1998. He has been non-executive Chairman of the Board of XL Capital Ltd since 1995 and a director since 1986. He also serves as a director of Risk Capital Holdings, Inc., Forest City

Enterprises, Inc., Sedgewick CMS Holdings, Inc. and Cybersettle.com. Mr. Esposito served as Executive Vice President and Chief Corporate Compliance, Control and Administration Officer of The Chase Manhattan Corporation from 1992 to 1995, having previously served as Executive Vice President and Chief Financial Officer from 1987 to 1992.

         Mark Grier, age 47, was elected a director of the Company on May 27, 1998. Mr. Grier has been Executive Vice President, Corporate Governance of The Prudential Insurance Company of America since 1998. He served as the Chief Financial Officer of The Prudential Insurance Company of America from 1995 to 1997. Prior thereto, Mr. Grier served as co-head of Chase Global Markets and as an Executive Vice President of The Chase Manhattan Bank, N.A. from 1994 to 1995 and as an Executive Vice President of The Chase Manhattan Bank, Retail Banking businesses, from 1991 to 1994. He currently serves as a director of Rochester Gas & Electric Company.

         Donald J. Matthews, age 66, was elected a director of the Company on February 19, 1998. Mr. Matthews has been President, Chief Executive Officer and a director of Capital Markets Access Ltd., a Bermuda-based company that proposes to engage in the business of financial guaranty insurance and reinsurance, since 1998. Prior thereto, Mr. Matthews served as President, Chief Operating Officer and a director of American Capital Access, a financial guaranty company, from 1997 to 1998. From 1992 to 1997, he served as Senior Vice President and a Principal of Johnson and Higgins, where he was employed for 23 years and where he also most recently served as Chairman of the Global Financial Group.

        Jerry S. Rosenbloom, age 60, was elected a director of the Company on February 19, 1998. Mr. Rosenbloom has been the Frederick H. Ecker Professor of Insurance and Risk Management at the Wharton School of the University of Pennsylvania since 1974. He currently serves as a director of Mutual Risk Management Ltd., Harleysville Insurance Group, Terra Nova Bermuda Holdings and Century Shares Trust.

DIRECTORS WHOSE TERMS EXPIRE IN 2002

         Frederick S. Hammer, age 63, was elected Chairman of the Board and a director of the Company upon its formation in December 1997. Mr. Hammer has been Co-Chairman of Inter-Atlantic Capital Partners, Inc. since 1998. He previously served as a Vice Chairman of Inter-Atlantic Capital Partners, Inc. from 1994 to 1998. He currently serves as a director of Medallion Financial Corporation. Mr. Hammer served as Chairman and Chief Executive Officer of Mutual of America Capital Management Corporation from 1993 to 1994 and as President of SEI Asset Management Group from 1989 to 1993. From 1985 to 1989, Mr. Hammer was Chairman and Chief Executive Officer of Meritor Savings Bank, and prior thereto he was an Executive Vice President of The Chase Manhattan Corporation, where he was responsible for its global consumer activities.

         Robert Clements, age 66, has served as a director of the Company since February 19, 1998. Mr. Clements has been Chairman and a director of Risk Capital Holdings, Inc., a global reinsurance company, since its formation in 1995. He also currently serves as an advisor to Marsh & McLennan Capital Corp., a subsidiary of J&H Marsh & McLennan Companies, Inc., and he served as Chairman of the Board and Chief Executive Officer of Marsh & McLennan Capital Corp. from 1994 to 1996. Prior thereto, he served as President of Marsh & McLennan Companies, Inc. from 1992 to 1994, having been Vice Chairman of the Board in 1991. Mr. Clements was Chairman of Marsh &

McLennan Incorporated, a subsidiary of Marsh & McLennan Companies, Inc. from 1988 to 1992. Mr. Clements presently serves as a director of EXEL Limited, Danish Re and New Market, and serves as Chairman of the Board of the College of Insurance. Mr. Clements is serving as a director of the Company as the nominee of Risk Capital Reinsurance Company. See "Certain Relationships and Related Party Transactions."

         Lee M. Gammill, Jr., age 65, has served as a director of the Company since February 19, 1998. Mr. Gammill currently serves as Chairman of the Gammill Group, a provider of financial and consulting services to the insurance industry. From 1994 to 1997, Mr. Gammill served as Vice Chairman of the Board of New York Life Insurance Company, where he was employed for more than 40 years. He currently serves as a director of Guarantee Life Insurance Company and National Affiliated Corporation.

         Jon W. Yoskin, II, age 60, has served as a director of the Company since February 19, 1998. Mr. Yoskin has been Chairman of the Board and Chief Executive Officer of Tri-Arc Financial Services, Inc., an insurance broker, since 1988 and has served as Chairman of the Board and Chief Executive Officer of Magellan Insurance Company, Ltd. since 1996.

INFORMATION CONCERNING MEETINGS AND CERTAIN COMMITTEES

        The Board of Directors held four meetings during 1999. The Board has established Executive, Finance and Investment, Audit and Compensation committees. Each committee reports to the Board.

        Executive Committee. The Board has appointed an Executive Committee to exercise all of the authority of the Board between meetings of the full Board. The Executive Committee does not, however, have authority to take any action on matters committed or reserved by Bermuda law, the Company's Bye-Laws or resolution of the Board of Directors to the full Board or another committee of the Board. The Executive Committee reviews the Company's business and reports and makes recommendations to the Board thereon. The Executive Committee presently consists of five directors of the Company (Messrs. Hammer (Chairman), Doyle, Esposito, Lichten and Scott). During 1999, the Executive Committee met twice.

        Finance and Investment Committee. The Board has appointed a Finance and Investment Committee to establish and monitor the Company's investment policies and the performance of the Company's investment managers. The Finance and Investment Committee presently consists of seven directors of the Company (Messrs. Lichten (Chairman), Hammer, Esposito, Gammill, and Grier, as well as Mr. Doyle, who serves as an ex-officio member). During 1999, the Finance and Investment Committee met four times.

        Audit Committee. The Board has appointed an Audit Committee to review the Company's internal administrative and accounting controls and to recommend to the Board the appointment of independent auditors. The Audit Committee presently consists of four directors of the Company (Messrs. Scott (Chairman), Dowden, Matthews and Rosenbloom), none of whom is an officer or employee of the Company or its subsidiaries. During 1999, the Audit Committee met three times.

        Compensation Committee. The Board has appointed a Compensation Committee to review the performance of corporate officers and the Company's compensation policies and procedures and to make recommendations to the Board with respect to such policies and procedures. The Compensation Committee also administers the stock option plans and incentive compensation plans of the Company. The Compensation Committee presently consists of four directors of the Company (Messrs. Esposito (Chairman), Clements, O'Hara and Yoskin), none of whom is an officer or employee of the Company or its subsidiaries. During 1999, the Compensation Committee met three times.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Compensation Committee is an officer or employee of the Company or its subsidiaries. No executive officer of the Company served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of the Company's Board or Compensation Committee

         Mr. Esposito is an owner and officer of the Inter-Atlantic Capital Partners, Inc., the parent corporation of Inter-Atlantic Securities Corporation. See "Certain Relationships and Related Party Transactions."

COMPENSATION OF DIRECTORS


        Directors who are employees of the Company or any subsidiary are not paid any fees or additional compensation for services as members of the Company's Board of Directors or any committee thereof. Effective in April 2000, non-employee directors will receive cash in the amount of $25,000 per annum and $1,250 per board or committee meeting attended. The Chairman of the Board and Committee Chairmen will receive an additional $2,500 per annum. These amounts represent an increase over the prior period. Non-employee directors who were not directors, officers or employees of Inter-Atlantic Capital Partners, Inc. or its affiliates received options to acquire 15,000 Common Shares upon their initial election to the Company's Board of Directors. Such options become exercisable in three equal annual installments commencing on the first anniversary of the date of grant. On the date of each annual meeting of the Company's shareholders, each non-employee director whose term as a director has not ended as of the date of such annual meeting will receive options to acquire 2,500 Common Shares. Such options will be immediately exercisable if granted after April 8, 1999 and will have an exercise price equal to the fair market value of the Common Shares on the date of grant. All directors are reimbursed for travel and other expenses incurred in attending meetings of the Board or committees thereof.


         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF
                       EACH OF THE NOMINEES FOR DIRECTOR.

                                  PROPOSAL TWO

                       AMENDMENT TO THE COMPANY'S BYE-LAWS

DESCRIPTION OF EXISTING BYE-LAWS

         The Company's Bye-Laws currently require the Board of Directors to decline to register a proposed transfer of Common Shares if after the transfer any person would hold 10% or more of the Company's outstanding voting shares, subject to an exception for transfers executed on The Nasdaq National Market. The Bye-Laws further provide that if any person acquires 10% or more of the outstanding voting shares of the Company, the person's right to vote those shares will be reduced to 9.9%. To enforce this limitation, the Board monitors public filings made by the Company's shareholders under the Securities Exchange Act of 1934 and has the power under the Bye-Laws to require shareholders to provide information about their share holdings. These provisions were designed to prevent the Company from being classified as a "controlled foreign corporation" for United States income tax purposes and to prevent a person from acquiring a significant amount of Common Shares in a transaction not approved by our shareholders. The Company's Bye-Law provisions, as currently in force and as proposed to be amended, may deter purchases of large blocks of Common Shares, even if those purchases were in the best interest of the Company or its shareholders.

         Under Section 951(a) of the Internal Revenue Code, the Company would be deemed to be a "controlled foreign corporation" if United States shareholders who each own 10% or more of the total combined voting power of the Company's outstanding capital stock collectively own 25% or more of the total combined voting power or total value of the Company's outstanding capital stock for an uninterrupted period of 30 days or more. The Code contains complicated constructive ownership rules that include, for purposes of calculating share ownership, certain options and shares owned by family members, partnerships, estates, trusts, controlled corporations and other entities. If the Company were deemed to be a controlled foreign corporation, each of the Company's United States shareholders that owned 10% or more of the Common Shares directly or indirectly through foreign entities on the last day of the Company's taxable year would be required to include in their gross income for United States federal income tax purposes their pro-rata share of the Company's "subpart F income," even if the subpart F income was not distributed. Substantially all of the Company's income is subpart F income.

PROPOSED AMENDMENT TO BYE-LAWS

         Recently, Risk Capital Holdings, Inc. and XL Capital Ltd, two of the Company's largest shareholders, announced a transaction through which XL Capital Ltd would acquire the Common Shares and Class B Warrants to purchase Common Shares of the Company owned by Risk Capital Holdings, Inc. However, because the transaction would cause XL Capital Ltd to own more than 10% of the Company's outstanding Common Shares, the transaction cannot be completed unless the ownership and voting restrictions contained in the Company's Bye-Laws, which are described above, are amended. An amendment to the Company's Bye-Laws requires shareholder approval.

         At its regular meeting held on March 2, 2000, the Board of Directors discussed whether the ownership and voting restrictions in the Company's Bye-Laws were necessary with respect to non-

United States persons in light of the fact that the "controlled foreign corporation" rules of the Code only apply to shareholders that are United States persons. The Board determined that the existing powers granted to the Board in the Bye-Laws to require shareholders to provide information as to beneficial share ownership, relationships with other shareholders and any other facts deemed relevant by the Board would enable the Board to monitor whether Common Shares held by a non-United States person may be attributed to a United States person. In addition, the Board noted that if the Company were classified as a "controlled foreign corporation," the classification would only have adverse tax consequences on United States persons owning, directly or indirectly, more than 10% of the Company's outstanding shares. This classification would not have an adverse tax effect on the Company or the Company's other shareholders.

         Based on the foregoing, the Board approved an amendment to Sections 52, 53 and 63 and parts of the definitional section of the Company's Bye-Laws that would allow non-United States persons to own up to 17% of the Company's voting shares and would limit the voting power of any non-United States person acquiring 17% or more of the outstanding voting power of the issued voting shares of the Company to 16.9%. The Bye-Laws continue to limit ownership by United States persons to 10%. Attached as Exhibit A to this proxy statement is a copy of Sections 52, 53 and 63 and the pertinent parts of the definitional section of the Company's Bye-Laws, marked to show the differences between the Company's existing Bye-Laws and the Bye-Laws as they are proposed to be amended.

INTERESTED DIRECTORS

         As noted above, some of the Company's directors are affiliated with either Risk Capital Holdings, Inc. or XL Capital Ltd. (See "Certain Relationships and Related Party Transactions" on page 19 of this proxy statement.) These directors did not vote on the proposed amendment to the Company's Bye-Laws.

           THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE APPROVAL
                        OF THE AMENDMENT TO THE BYE-LAWS

                                 PROPOSAL THREE

                             APPOINTMENT OF AUDITORS

         The firm of KPMG Peat Marwick served as the Company's independent accountants for 1999. The Audit Committee has recommended to the Board, and the Board has approved KPMG Peat Marwick as the Company's independent accountants for 2000. The Board asks you to appoint KPMG Peat Marwick to serve as the Company's independent accountants for 2000. The affirmative vote of holders of a majority of the outstanding Common Shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required to appoint KPMG Peat Marwick. If a majority of the votes cast on this matter are not cast in favor of the appointment of KPMG Peat Marwick, the Company will select other independent accountants as soon as practicable.

         A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she so desires.

                 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR"
              THE APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S
                       INDEPENDENT ACCOUNTANTS FOR 2000.



                                  PROPOSAL FOUR

                                  OTHER MATTERS

         The Board of Directors knows of no matters to be presented for action at the Annual Meeting other than those set forth in the attached notice and customary procedural matters. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by the rules and regulations of the Commission and Bermuda law, in accordance with the judgment of the persons voting such proxies.



                             ADDITIONAL INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and certain other officers, as well as persons beneficially owning more than ten percent of a registered class of the Company's equity securities (collectively, the "Covered Persons") to file reports of ownership and changes in ownership of the Company's securities with the Commission. Copies of such reports also must be provided to the Company. Based solely upon the Company's review of the reports provided to the Company, and written representations of Covered Persons that no other reports were required, to the

Company's knowledge, all of the Section 16(a) filings required to be made by Covered Persons for 1999 were made on a timely basis.

EXECUTIVE OFFICERS

        The following provides the name, principal occupation and certain other information concerning the executive officers of the Company who do not also serve as directors. (Information concerning Mr. Doyle is set forth above.) There are no arrangements or understandings between the executive officers and any other person pursuant to which the executive officers were selected, other than the employment agreements more fully described herein.

        Robert J. Reale, age 43, is Senior Vice President and the Chief Underwriter of the Company. Mr. Reale, who has over 20 years of experience in the insurance and reinsurance industries, was a consultant at Tillinghast Towers Perrin, a consulting and actuarial company, from 1997 to 1998. He served as a Vice President of Swiss Re Life & Health America, Inc. from 1989 to 1997 and as the President of Swiss-Am Reassurance Company and Atlantic International Reinsurance Company (Barbados), two companies affiliated with Swiss Re, from 1995 to 1996. Mr. Reale has been a Fellow of the Society of Actuaries since 1986.

         William W. Atkin, age 52, is Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Atkin, who has over 29 years of experience, served from 1987 to 1998 as an Executive Vice President and the Chief Financial Officer of Security Mutual Life Insurance Company of New York, where he was employed for 24 years. Mr. Atkin also served as a director of such company from 1990 to 1998. Mr. Atkin has been a Certified Public Accountant since 1972, a Chartered Life Underwriter since 1978 and became a Chartered Accountant in 1999.

        Bryan Featherstone, age 46, is President and Chief Executive Officer of Annuity & Life Re America, Inc., a wholly owned subsidiary of the Company. Mr. Featherstone, who has over 24 years of experience in the insurance and reinsurance industries, served from 1995 to 1999 as an Executive Vice President and Chief Actuary of Life Reassurance Corp., where he was employed for 11 years. Prior thereto Mr. Featherstone was employed by Connecticut Mutual Life Insurance Company for 13 years serving in various actuarial positions. Mr. Featherstone has been a Fellow of the Society of Actuaries since 1980.

EXECUTIVE COMPENSATION

         The following table presents information concerning the annual and long-term compensation paid to the Company's Chief Executive Officer and four other most highly compensated executive officers (collectively, the "Named Officers"). The Company did not grant any options to purchase Common Shares to the named officers in 1999.

                           SUMMARY COMPENSATION TABLE


                                                    ANNUAL                                       LONG-TERM
                                                 COMPENSATION                               COMPENSATION AWARDS
                                                 ------------                               -------------------
                                                                                OTHER
                                                                                ANNUAL     RESTRICTED  SECURITIES
                                                                                COMPEN-      STOCK     UNDERLYING  ALL OTHER ANNUAL
        NAME           PRINCIPAL POSITION     YEAR(1)     SALARY     BONUS      SATION(2)    AWARD      OPTIONS     COMPENSATION(3)
        ----           ------------------     -------     ------     -----      -------      -----      -------     --------------

Lawrence S. Doyle    President and Chief       1999      $370,833   $750,000   $120,000        --       764,999        $37,083
                     Executive Officer         1998      $322,550   $400,000   $ 79,166                                $26,250

Robert J. Reale      Senior Vice President     1999      $220,833   $325,000   $ 99,996        --       174,499        $22,083
                     and Chief Underwriter     1998      $183,333   $224,993   $ 70,831                                $15,000

William W. Atkin     Senior Vice President,    1999      $190,833   $150,000   $ 99,996        --       127,499        $19,083
                     Chief Financial Officer,  1998      $142,500   $110,000   $ 70,831                                $13,500
                     Treasurer and Secretary

Richard Tucker       Vice President            1999      $177,500   $180,000   $120,000        --        66,666        $17,750
                                               1998      $130,625   $120,000   $ 83,836                                $12,375

Gary W. Scofield     Vice President            1999      $160,000   $240,000   $ 99,996        --        30,000        $16,000
                                               1998          --         --         --                       --             --


(1) The Company commenced paying its executive officers in 1998. Prior thereto, the Company's executive officers did not receive any compensation from or on behalf of the Company.

(2) The amounts listed represent monthly housing and travel allowances paid pursuant to employment agreements.

(3) The amounts listed represent payments to the Company's defined contribution retirement program.

       AGGREGATED OPTION EXERCISES IN 1999 AND 1999 YEAR-END OPTION VALUES

                       NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                  UNEXERCISED               IN-THE-MONEY OPTIONS
                         OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END(1)
                       -------------------------------   ----------------------------


       NAME            EXERCISABLE      UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
       ----            -----------      -------------    -----------    -------------

Lawrence S. Doyle         254,999          510,000       $ 2,836,864     $5,673,750
Robert J. Reale            59,499          119,000       $   661,926     $1,323,875
William W. Atkin           42,500           84,999       $   472,813     $  945,614
Richard Tucker             22,222           44,444       $   247,220     $  494,440
Gary Scofield              10,000           20,000       $   111,250     $  222,500

(1) The value of the unexercised options is based on the difference between the exercise price and the closing price of the Common Shares on December 31, 1999, as reported by the Nasdaq National Market. No options were exercised by any of the named executive officers in 1999.

EMPLOYMENT CONTRACTS

         The Company has entered into employment agreements with each of the Named Officers. The employment agreements were approved by the Board of Directors and are for initial terms of three years, with consecutive one year terms thereafter, subject to three months' advance notice by either party of a decision not to renew.

         Each employment agreement provides that if the Named Officer is terminated by the Company for serious cause or the Named Officer resigns without good reason, the Named Officer will forfeit all bonus amounts for the then current fiscal year, and the Company will be liable to the Named Officer only for accrued but unpaid salary, accrued but unpaid bonuses from a prior fiscal year and reimbursable business expenses incurred prior to the termination. If the employment of Mr. Doyle is terminated by the Company without serious cause or by Mr. Doyle with good reason, the Company will continue to pay Mr. Doyle's base salary for a period of 18 months from such termination. If the employment of Messrs. Reale, Tucker or Scofield is terminated by the Company without serious cause or by Messrs. Reale, Tucker or Scofield with good reason, the Company will continue to pay Messrs. Reale's, Tucker's or Scofield's base salary, as the case may be, for a period of one year from such termination. If the employment of Mr. Atkin is terminated by the Company without serious cause or by Mr. Atkin with good reason, the Company will pay Mr. Atkin not less than $15,000 per month for a period of one year from such termination. Additionally, in each such case, Messrs. Doyle, Reale, Atkin, Tucker and Scofield shall be entitled to any accrued but unpaid salary, any earned but unpaid bonuses from a prior fiscal year, reimbursement of business expenses incurred prior to the termination, travel and housing allowances for six months after the date of termination and reasonable relocation expenses from Bermuda to the United States.

         Pursuant to each of the employment agreements, upon a change in control of the Company, the Named Officers' respective options to purchase Common Shares of the Company will become exercisable immediately, and if their employment with the Company is terminated without serious cause, or if they terminate their employment with the Company for good reason within one year following a change in control, they will be entitled to receive a lump sum payment equal to two times their respective annual base salaries as of the date of termination, travel and housing allowances for one year from the date of termination, reasonable relocation expenses from Bermuda to the United States plus an amount equal to any income taxes payable by them by reason of such payments occurring in connection with a change of control.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee recommends the Company's compensation policies and procedures to the Board of Directors, reviews performance of Company officers, approves base salary levels and administers the Company's Stock Option Plan and other incentive compensation plans.

        The Board of Directors and the Compensation Committee believe that the Company's success requires a small, highly motivated and professional staff. The compensation policies, therefore, are designed to attract, retain and motivate such a staff by providing competitive levels of compensation, rewarding superior corporate performance and recognizing individual initiative and achievements.

        The Executive Compensation Program adopted by the Compensation Committee combines base salary, annual bonus and long-term incentive in the form of a stock ownership program. Base salaries are governed by employment agreements negotiated between the Company and senior management. Base salary levels and adjustments thereto are based on individual responsibilities and performance expectation as to future contributions, market salary rates and cost of living factors. Annual bonus compensation includes a substantial at-risk component, to provide a link between Company and individual performance. To further align the interests of senior management with the interests of shareholders, the program provides management with a significant stock ownership component to their compensation program through the Company's Stock Option Plan.

        Awards under the Annual Bonus Plan are based on individual and corporate performance during the prior fiscal year in relationship to established performance targets. Factors taken into consideration in making awards include, but may not be limited to, share performance relative to a peer group or other index, revenue and business growth, investment management results and return on shareholder equity. The most heavily weighted factor is the growth of operating income.

        The bonuses awarded to the Company's senior management for 1999 followed the principles outlined in the preceding paragraphs. The Compensation Committee judged that senior management bonuses for 1999 were consistent with the level of accomplishment and appropriately reflected individual and Company performance in 1999.

        The Company adopted the Initial Stock Option Plan to provide stock options to employees as a means of creating long-term compensation incentives. Option grants are made at fair market value on the date of grant and vest cumulatively to the extent of one third of the amount granted on each of the first three anniversary dates of the effective date of such grants.

        Mr. Doyle's base salary for 1999 was governed by the employment agreement between him and the Company. Mr. Doyle's bonus award for 1999 was determined based upon the same measures used for all senior management of the Company, including, but not limited to, the share performance of the Company relative to a peer group or other index, revenue and business growth, investment management results and return on shareholder equity. The most heavily weighted factor in the determination of Mr. Doyle's bonus award was the growth of the Company's operating income.

        Since April 8, 1998, the date of the Company's initial public offering, the increase in value of the Company's common shares from the initial public offering price has significantly outperformed both the Standard & Poor's 500 Stock Index and peer groups.

                                  THE COMPENSATION COMMITTEE

                                       Michael P. Esposito, Jr. (Chairman)
                                       Robert Clements
                                       Brian M. O'Hara
                                       Jon W. Yoskin, II

PERFORMANCE GRAPH

        The graph set forth below compares the cumulative total returns to holders of Common Shares of the Company with the cumulative total return of the Standard & Poor's 500 Index, the Standard & Poor's Life/Health Index and a Peer Group Index for the period beginning April 8, 1998, the date trading first began in the Company's Common Shares on the Nasdaq National Market, through December 31, 1999. The Peer Group Index is comprised of American General Corp., ARM Financial Group, Inc., Conseco, Inc., The Equitable Companies Incorporated, ESG Re Limited, Jefferson-Pilot Corporation, Lincoln National Corporation, Nationwide Financial Services, Inc., Protective Life Insurance Company, ReliaStar Life Insurance Company of New York, Reinsurance Group of America and Scottish Annuity and Life Holdings, Ltd. The Company removed Sun America Inc. from its Peer Group Index as presented in last year's proxy statement and replaced it with Scottish Annuity and Life Holdings, Ltd. because Sun America, Inc. was acquired by American International Group, Inc. in January of 1999. The indices are included for comparative purposes only. They do not necessarily reflect management's opinion that such indices are an appropriate measure of relative performance of the Company's Common Shares, and are not intended to forecast or be indicative of future performance of the Common Shares. The graph assumes that the value of the investment in the relevant stock or index was $100 on April 8, 1998 and that all dividends were reinvested. The closing market price of the Company's Common Shares on December 31, 1999 was $26.125 per share.


[PERFORMANCE GRAPH]

                                                                                        S&P LIFE/HEALTH
                                         ANNUITY & LIFE RE        S&P 500 INDEX              INDEX                PEER GROUP
                                         -----------------        -------------         ---------------           ----------
April 9, 1998                                 $   100                $   100                $  100                 $  100
Dec. 1999                                      175.58                 136.58                 79.75                  94.33

PRINCIPAL SHAREHOLDERS

         The table below sets forth, as of March 15, 2000, certain information regarding the beneficial ownership of Common Shares by (a) each shareholder known to the Company to be the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of more than 5% of the Common Shares, based upon Company records or the records of the Commission, (b) each director of the Company, (c) each of the Named Officers, and (d) all executive officers and directors of the Company as a group. Each of the shareholders named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated. Information regarding beneficial ownership of shareholders that are not directors and/or officers of the Company is based on filings with the Commission available to the Company.

                                                                                 NUMBER      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNERS(1)                                       OF SHARES     OF CLASS
----------------------------------------                                       ---------     --------

Wellington Management Company, LLP........................................     2,239,800      8.78%
Citigroup Inc.............................................................     2,128,221      8.40
Oppenheimer Capital.......................................................     1,965,688      7.40
Overseas Partners, Ltd.(2)................................................     1,856,383      6.75
Risk Capital Reinsurance Company(3).......................................     1,485,106      5.40
XL Capital Ltd(4).........................................................     1,485,106      5.40
Lawrence S. Doyle(5)......................................................       583,973      2.12
Michael P. Esposito, Jr.(6)...............................................       459,749      1.67
Frederick S. Hammer(7)....................................................       313,760      1.14
Robert M. Lichten(8)......................................................       314,222      1.14
Robert J. Reale(9)........................................................       140,276         *
William W. Atkin(10)......................................................        64,027         *
Richard Tucker(11)........................................................        79,905         *
Robert Clements(12).......................................................        42,000         *
Donald J. Matthews(13)....................................................        22,000         *
Jerry S. Rosenbloom(13)...................................................        22,000         *
Walter A. Scott(13).......................................................        22,000         *
Jon W. Yoskin, II(13).....................................................        16,200         *
Gary Scofield(14).........................................................        10,000         *
Albert R. Dowden(13)......................................................        14,000         *
Lee M. Gammill, Jr.(13)...................................................        14,000         *
Brian M. O'Hara(13).......................................................        14,000         *
Mark Grier(13)............................................................         7,000         *
                                                                              ---------        ----
All directors and executive officers as a group (eighteen persons)(15)....    2,181,611        7.89%

---------------

*  Less than 1%.

(1) The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. The address for Citigroup Inc. is 153 East 53rd Street, New York, New York 10043. The address for Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 10105. The address for Overseas Partners, Ltd. is Mintflower Place, 8

         Par-la-Ville Road, PO Box HM 1581, Hamilton HM 08 Bermuda. The address of Risk Capital Reinsurance Company is 20 Horseneck Lane, Greenwich, Connecticut 06830. The address for XL Capital Ltd is Cumberland House, One Victoria Street, P.O. Box HM2245, Hamilton, HM JX, Bermuda. The address for each other beneficial owner is c/o Annuity and Life Re (Holdings), Ltd., Cumberland House, 1 Victoria Street, P.O. Box HM 98, Hamilton, HM 11, Bermuda.

(2) Includes 83,333 Common Shares issuable upon exercise of Class B Warrants which are currently exercisable. Does not include 41,667 Common Shares issuable upon exercise of Class B Warrants which are not currently exercisable.

(3) Includes 66,666 Common Shares issuable upon exercise of Class B Warrants which are currently exercisable. Does not include 33,334 Common Shares issuable upon exercise of Class B Warrants which are not currently exercisable. For so long as Risk Capital Reinsurance Company owns at least 500,000 Common Shares, the Company has agreed to nominate for election as a director of the Company one person selected by Risk Capital Reinsurance Company. In exchange for such right and for so long as any person selected by Risk Capital Reinsurance Company is a director (and during any period after such person's designation but before his or her election), Risk Capital Reinsurance Company will not vote or permit any of the Common Shares beneficially owned by it to be voted for the election of any director of the Company, other than the nominee selected by Risk Capital Reinsurance Company. Risk Capital Holdings, Inc. and XL Capital Ltd recently announced a transaction through which XL Capital Ltd would acquire the Common Shares and Class B Warrants to purchase Common Shares of the Company owned by Risk Capital Holdings, Inc.

(4) Includes 66,666 Common Shares issuable upon exercise of Class B Warrants which are currently exercisable. Does not include 33,334 Common Shares issuable upon exercise of Class B Warrants which are not currently exercisable. Risk Capital Holdings, Inc. and XL Capital Ltd recently announced a transaction through which XL Capital Ltd would acquire the Common Shares and Class B Warrants to purchase Common Shares of the Company owned by Risk Capital Holdings, Inc.

(5) Includes 509,999 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 255,000 Common Shares issuable upon exercise of options which are not currently exercisable.

(6) Includes 2,000 Common Shares issuable upon exercise of options which are currently exercisable. Includes 120,000 Common Shares held by M.A.&M. Esposito Company and Red Towers Securities, companies in which Mr. Esposito has voting control. Includes 337,749 Common Shares issuable upon exercise of Class A Warrants which are currently exercisable. Does not include 168,875 Common Shares issuable upon exercise of Class A Warrants which are not currently exercisable. Also, does not include 150,000 Common Shares issuable upon exercise of Class A Warrants owned by adult children of Mr. Esposito, as to which he disclaims beneficial ownership.

(7) Includes 2,000 Common Shares issuable upon exercise of options which are currently exercisable. Includes 291,760 Common Shares issuable upon exercise of Class A Warrants which are currently exercisable. Does not include 145,880 Common Shares issuable upon exercise of Class A Warrants which are not currently exercisable. Also does not include 218,983 Common Shares issuable upon exercise of Class A Warrants owned by certain trusts for the benefit of Mr. Hammer's children and grandchildren, as to which he disclaims beneficial ownership.

(8) Includes 2,000 Common Shares issuable upon exercise of options which are currently exercisable. Includes 302,222 Common Shares issuable upon exercise of Class A Warrants which are currently exercisable. Does not include 151,111 Common Shares issuable upon exercise of Class A Warrants which are not currently exercisable. Also does not include 203,288 Common Shares issuable upon exercise of Class A Warrants owned by certain trusts for the benefit of Mr. Lichten's children and grandchildren, as to which he disclaims beneficial ownership.

(9) Includes 118,999 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 59,500 Common Shares issuable upon exercise of options which are not currently exercisable.

(10) Includes 42,500 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 21,250 Common Shares issuable upon exercise of options which are not currently exercisable. Also does not include 42,499 Common Shares issuable upon exercise of options which are currently exercisable and owned by Mr. Atkin's wife, as to which Mr. Atkin disclaims beneficial interest.

(11) Includes 44,444 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 22,222 Common Shares issuable upon exercise of options which are not currently exercisable.

(12) Includes 12,000 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 5,000 Common Shares issuable upon exercise of options which are not currently exercisable. Mr. Clements has transferred certain shares to a family-owned entity.

(13) Includes 12,000 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 5,000 Common Shares issuable upon exercise of options which are not currently exercisable.

(14) Includes 10,000 Common Shares issuable upon exercise of options which are currently exercisable. Does not include 20,000 Common Shares issuable upon exercise of options which are not currently exercisable.

(15) Includes 1,148,396 Common Shares issuable upon exercise of Warrants that are currently exercisable and 755,942 Common Shares issuable upon exercise of options that are currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Messrs. Esposito, Hammer and Lichten, directors of the Company, are owners, directors and/or officers of Inter-Atlantic Capital Partners, Inc. and/or its subsidiary, Inter-Atlantic Securities Corporation. Inter-Atlantic Capital Partners, Inc. is a United States domiciled corporation and Inter-Atlantic Securities Corporation is a registered broker-dealer which provides investment banking services for insurance companies and other financial services firms. Pursuant to an agreement between Inter-Atlantic Securities Corporation and the Company, Inter-Atlantic Securities Corporation provided certain services in connection with the formation of the Company, including assistance in recruiting senior management and obtaining necessary governmental permits. The agreement also required Inter-Atlantic Securities Corporation to provide certain services related to the Company's initial public offering, including assistance in preparing a registration statement for the Company's Common Shares, retaining underwriters in connection with the Company's initial public offering and certain other services. Pursuant to such agreement, Inter-Atlantic Securities Corporation is entitled to an annual fee of $600,000 for services provided after April 8, 1998, payable in quarterly installments commencing on April 8, 1999 through April 8, 2003. In exchange, Inter-Atlantic Securities Corporation is required to assist the Company in the development of products, financial planning, management of assets and liabilities, international marketing efforts and such other services as the Company may request. In 1999, Inter-Atlantic Securities Corporation assigned its interest under this agreement to Insurance Consulting Services, Ltd., which is under common control with Inter-Atlantic Securities Corporation. In addition, in 1999, the Company prepaid its entire obligation through the end of the agreement's term, discounted at a rate of 10%.

     For so long as Risk Capital Reinsurance Company owns at least 500,000 Common Shares, the Company has agreed to nominate for election as a director of the Company one person selected by Risk Capital Reinsurance Company. In exchange for such right, and, for so long as any person selected by Risk Capital Reinsurance Company is a director (and during any period after such person's designation but before his or her election), Risk Capital Reinsurance Company will not vote or permit any of the Common Shares beneficially owned by it to be voted for the election of any director of the Company, other than the nominee selected by it. Risk Capital Reinsurance Company is permitted to assign its right to select one person to be nominated for election as a director of the Company only upon the prior written consent of the Company, which may not be unreasonably withheld. Robert Clements, the Chairman and a director of Risk Capital Reinsurance Company and its parent company Risk Capital Holdings, Inc., is serving as a director of the Company as the nominee of Risk Capital Reinsurance Company.

         Risk Capital Holdings, Inc. recently announced a transaction through which XL Capital Ltd would acquire the Common Shares and Class B Warrants to purchase Common Shares of the Company owned by Risk Capital Reinsurance Company. In connection with the pending transfer, the Company expects Risk Capital Reinsurance Company to seek to assign its rights to select a nominee for election as a director under its agreement with the Company to XL Capital Ltd. In addition, the Company expects that some of the other terms of the current agreement between Risk Capital Reinsurance Company and the Company may be renegotiated upon assignment of the agreement to XL Capital Ltd. XL Capital Ltd has indicated its intention to nominate Brian M. O'Hara, a current director of the Company, to serve as its nominee upon the assignment of the right of appointment from Risk Capital Reinsurance Company and upon the expiration of the term of Risk Capital Reinsurance Company's current nominee.

     Brian M. O'Hara, a director of the Company, currently serves as the President and Chief Executive Officer of XL Capital Ltd, one of the Company's principal shareholders. In addition, Michael P. Esposito, Jr., a director of the Company, currently serves as the non-executive Chairman of the Board of XL Capital Ltd and as a director of Risk Capital Reinsurance Company and Risk Capital Holdings, Inc. Robert Clements, a director of the Company, currently serves as a director of XL Capital Ltd. Robert M. Lichten, a director of the Company, has agreed to serve as a director of XL America, a United States-based subsidiary of XL Capital Ltd.

     For so long as Overseas Partners, Ltd. owns at least 500,000 Common Shares, the Company has agreed to nominate for election as a director of the Company one person selected by Overseas Partners, Ltd. In exchange for such right (and during any period after such person's designation but before his or her election), Overseas Partners, Ltd. will not vote or permit any of the Common Shares beneficially owned by it to be voted for the election of any director of the Company, other than the nominee selected by it. Walter A. Scott is a director of both Overseas Partners, Ltd. and the Company, but Overseas Partners, Ltd. has not designated Mr. Scott nor anyone else as its nominee.

     During 1998, Messrs. Lawrence S. Doyle, Robert J. Reale and William W. Atkin all of whom are officers of the Company, purchased an aggregate total of 113,476 Common Shares from the Company. The Company made loans to Messrs. Doyle, Reale and Atkin, in the amounts of $500,000, $225,000 and $225,000, respectively, to partially finance such purchases. Such loans bear interest at 7% per annum. As of March 15, 2000, the aggregate amount outstanding under such loans was $500,000, $150,000 and $150,000 for Messrs. Doyle, Reale and Atkin, respectively, plus accrued interest. The outstanding loans and accrued interest must be repaid by April 2003.

PROPOSALS OF SHAREHOLDERS

        In order to be eligible for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, shareholder proposals to take action at such meeting must comply with applicable Commission rules and regulations, must be directed to the Secretary of the Company at its office set forth on page one of this Proxy Statement and must be received by the Company not later than December 1, 2000. Where a shareholder does not seek inclusion of a proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must be received by February 15, 2001, in which case the Company is not required to include the proposal in its proxy materials.

MISCELLANEOUS

        The Company, upon request, will furnish to record and beneficial holders of its Common Shares, free of charge, a copy of its Annual Report on Form 10-K (including financial statements but without exhibits and schedules) for fiscal 1999. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to the Secretary, at the offices of the Company set forth on page one of this Proxy Statement.



                                       By Order of the Board of Directors,

                                        William W. Atkin
                                        Senior Vice President and Secretary
March 31, 2000

[X] Please mark your
    votes as in this
    example. 3007

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY DELIVERED, WILL BE VOTED AS DIRECTED HEREIN, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

                                 FOR          WITHHELD
1. Election of Directors.        [ ]            [ ]

For, except vote withheld from the following nominee(s):


---------------------------------------



Nominees:
Robert M. Lichten
Brian M. O'Hara
Walter A. Scott

                                                          FOR  AGAINST  ABSTAIN

2. To approve and adopt an amendment to the Company's       [ ]   [ ]      [ ]
   Bye-Laws increasing the Common Share ownership and voting limitations applicable to non-United States persons from 10% to 17%.

3. To appoint KPMG Peat Marwick as the Company's            [ ]   [ ]      [ ]
   independent accountants for 2000.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                CHANGE OF ADDRESS AND OR COMMENTS MARK HERE [ ]


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



The signature on this proxy should correspond exactly with the shareholder's name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should indicate their full title. Please sign, date and return this Proxy in the enclosed postage paid envelope.





                                   ---------------------------------------------

                                   ---------------------------------------------
                                     SIGNATURE (S)                     DATE

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





                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE


         The undersigned, revoking all prior proxies, hereby appoints Lawrence
S. Doyle and William W. Atkin, or either of them, or failing them, the Chairman of the Annual Meeting, as the undersigned's proxies, with full power of substitution, to vote all the common shares of Annuity and Life Re (Holdings), Ltd. (the "Company") standing in the name of the undersigned on the Company's books on March 8, 2000, at the Annual Meeting of Shareholders of the Company to be held on April 27, 2000 at 9:00 a.m. at the Elbow Beach Hotel, 60 South Shore Road, Paget, PG 04, Bermuda, or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:



                                SEE REVERSE SIDE


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